EXHIBIT 10.48

         AMENDMENT dated as of June 25, 2002 to GUARANTEE AND COLLATERAL AGREEMENT, dated as of October 9, 1997 ("Original Guarantee Agreement"), made by each of the signatories hereto (together with any other entity that may become a party hereto as provided in the Original Guarantee Agreement, the "Grantors"), in favor of JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Administrative Agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the "Lenders") from time to time parties to the Amended and Restated Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Amended Credit Agreement"), among CPI Aerostructures, Inc. and Kolar, Inc. (the "Borrowers"), the Lenders and the Administrative Agent.

                                    RECITALS:

A. Pursuant to a Credit Agreement ("Original Credit Agreement") originally dated as of October 9, 1997, the Lenders made extensions of credit to Kolar, Inc. upon the terms and subject to the conditions set forth therein; and the Original Credit Agreement has been amended and restated pursuant to the Amended and Restated Credit Agreement;

B. Pursuant to the Amended and Restated Credit Agreement, CPI Aerostructures, Inc. ("CPI") the parent corporation and guarantor of the obligations of Kolar, Inc., became a co-borrower with Kolar, Inc.

C. Pursuant to the Amended and Restated Credit Agreement, an additional amount of indebtedness, described therein as the "Tranche C Loan" was added to the indebtedness of Ralok, subordinate and junior in right of payment to the indebtedness of CPI and Ralok, Inc. described as the "Tranche A Loan" and the Tranche B Loan."

D. The parties desire to confirm, for avoidance of doubt, that the obligations of CPI and the obligations of each other Grantor and Guarantor (if any) under the Original Guarantee Agreement relate to the Tranche C Loan as well as to the Tranche A and Tranche B Loans

         NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Amended and Restated Credit Agreement each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

         1.       Borrower Obligations       For avoidance of doubt:

         (a) the term "Borrower Obligations" as defined in the Original Guarantee Agreement shall include the obligations of Kolar, Inc. to pay the Tranche C Loan as defined in the Amended and Restated Credit Agreement; and

         (b) the term "this Agreement" as used in the Original Guarantee Agreement shall include the Original Guarantee Agreement as hereby amended.

         2.       No Other Changes           Except as specifically modified
hereby allof the terms and conditions of the Original Guarantee Agreement shall remain in full force and effect.

         3.       Counterparts.              This Amendment may be executed by
one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                             Signature Page Follows



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IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to
Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                       KOLAR, INC.


                                       By: /s/ Edward J. Fred
                                           ---------------------------
                                                Title:  Edward J. Fred
                                                        Executive Vice President


                                       CPI AEROSTRUCTURES, INC.


                                       By:  /s/ Edward J. Fred
                                            --------------------------
                                                Title:  Edward J. Fred
                                                        President


The foregoing amendment is accepted and agreed.

JPMORGAN CHASE BANK

As Administrative Agent



By: /s/